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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 28, 2001


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-4, Mortgage Pass-Through Certificates, Series 2001-5).


                                  CWMBS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-51332                  95-4449516
----------------------------      ------------            -------------------
(State of Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)

              4500 Park Granada
            Calabasas, California                             91302
        -----------------------------                       ----------
            (Address of Principal                           (Zip Code)
              Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On February 28, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-5.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated February 23, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-5.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.

                              Mortgage Rates(1)

------------------------------------------------------------------------------
                    Number of      Aggregate Principal       Percent of
Mortgage Rates   Mortgage Loans    Balance Outstanding      Mortgage Pool
------------------------------------------------------------------------------
       6.750           3             $ 1,341,175.02               0.67%
       6.875           1               $ 425,000.00               0.21%
       7.000           8             $ 3,543,365.00               1.77%
       7.125          11             $ 4,395,312.00               2.20%
       7.250          15             $ 5,976,750.00               2.99%
       7.375          23             $ 9,990,495.83               5.00%
       7.500          50            $ 19,389,301.11               9.70%
       7.625          26            $ 11,524,546.48               5.76%
       7.750          47            $ 18,558,502.82               9.28%
       7.875          57            $ 24,043,342.98              12.02%
       8.000          46            $ 18,016,722.54               9.01%
       8.125          22             $ 8,595,541.37               4.30%
       8.250          37            $ 15,273,833.05               7.64%
       8.375          16             $ 6,091,389.37               3.05%
       8.500          24            $ 12,251,502.68               6.13%
       8.625          18             $ 7,489,847.89               3.75%
       8.750          14             $ 5,365,785.93               2.68%
       8.875          20             $ 8,664,002.75               4.33%
       9.000          10             $ 4,259,570.98               2.13%
       9.125           7             $ 2,289,903.21               1.15%
       9.250           7             $ 2,729,522.88               1.36%
       9.375           3             $ 1,545,340.40               0.77%
       9.500          19             $ 6,851,280.87               3.43%
       9.625           1               $ 314,244.08               0.16%
       9.750           1               $ 350,000.00               0.18%
       9.875           1               $ 385,000.00               0.19%
      10.125           1               $ 313,364.96               0.16%
------------------------------------------------------------------------------
      Total          488           $ 199,974,644.20             100.00%
------------------------------------------------------------------------------

---------
         (1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the applicable cut-off date, the weighted average mortgage rate of the Mortgage Loans (as so adjusted is expected to be approximately 8.064% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans is expected to be approximately 8.087% per annum.



                       Original Loan-to-Value Ratios(1)

------------------------------------------------------------------------------
Original
Loan-to-Value       Number of      Aggregate Principal       Percent of
Ratio(2)         Mortgage Loans    Balance Outstanding     Mortgage Pool
------------------------------------------------------------------------------
50.00 and below         9            $ 4,930,414.52               2.47%
50.01 to 55.00         12            $ 4,733,274.78               2.37%
55.01 to 60.00         19            $ 9,946,253.83               4.97%
60.01 to 65.00         23           $ 11,385,463.83               5.69%
65.01 to 70.00         45           $ 19,069,036.71               9.54%
70.01 to 75.00         45           $ 18,824,209.39               9.41%
75.01 to 80.00        239           $ 97,252,011.09              48.63%
80.01 to 85.00          6            $ 2,875,057.84               1.44%
85.01 to 90.00         63           $ 21,895,994.84              10.95%
90.01 to 99.00         27            $ 9,062,927.37               4.53%
------------------------------------------------------------------------------
  Total               488          $ 199,974,644.20             100.00%
------------------------------------------------------------------------------

---------
         (1) The weighted average original Loan-to-Value Ratio of the Mortgage Loans is expected to be approximately 76.34%.

         (2) Does not take into account any secondary financing on the Initial Mortgage Loans that may exist at the time of origination.



                 State Distribution of Mortgaged Properties(1)

------------------------------------------------------------------------------
                   Number of       Aggregate Principal      Percent of
State            Mortgage Loans    Balance Outstanding     Mortgage Pool
------------------------------------------------------------------------------
California            238           $ 98,589,236.74              49.30%
Colorado               22            $ 8,331,119.78               4.17%
Georgia                28           $ 12,482,687.76               6.24%
Illinois               11            $ 4,092,560.72               2.05%
New Jersey             17            $ 7,253,362.20               3.63%
New York               16            $ 7,000,873.50               3.50%
Texas                  18            $ 8,195,619.95               4.10%
Virginia               12            $ 4,604,634.04               2.30%
Washington             13            $ 5,009,233.04               2.50%
Other                 113           $ 44,415,316.47              22.21%
------------------------------------------------------------------------------
Grand Total           488          $ 199,974,644.20             100.00%
------------------------------------------------------------------------------

---------
         (1)The Other row in the preceding table includes 31 other states and the District of Columbia with under 2% concentrations individually. No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one postal zip code area.



                           Purpose of Mortgage Loans

------------------------------------------------------------------------------
                          Number of     Aggregate Principal     Percent of
Loan Purpose            Mortgage Loan   Balance Outstanding    Mortgage Pool
------------------------------------------------------------------------------
Cash-Out Refinance             93         $ 39,864,814.40           19.93%
Purchase                      321        $ 129,801,087.29           64.91%
Rate/Term Refinance            74         $ 30,308,742.51           15.16%
------------------------------------------------------------------------------
Grand Total                   488        $ 199,974,644.20          100.00%
------------------------------------------------------------------------------



                   Current Mortgage Loan Principal Balances

------------------------------------------------------------------------------
Current Mortgage       Number of      Aggregate Principal      Percent of
Loan Amount          Mortgage Loans   Balance Outstanding     Mortgage Pool
------------------------------------------------------------------------------
250,001 - 300,000           52           $ 15,151,158.15             7.58%
300,001 - 350,000          145           $ 47,369,401.34            23.69%
350,001 - 400,000          133           $ 50,266,943.24            25.14%
400,001 - 450,000           44           $ 18,813,465.95             9.41%
450,001 - 500,000           27           $ 12,844,655.65             6.42%
500,001 - 550,000           27           $ 14,313,826.39             7.16%
550,001 - 600,000           22           $ 12,806,602.05             6.40%
600,001 - 650,000           25           $ 16,024,137.75             8.01%
650,001 - 700,000            3            $ 2,089,000.00             1.04%
700,001 - 750,000            1              $ 750,000.00             0.38%
750,001 - 1,000,000          4            $ 3,265,750.00             1.63%
1,000,001 - 1,500,000        5            $ 6,279,703.68             3.14%
------------------------------------------------------------------------------
Grand Total                488          $ 199,974,644.20           100.00%
------------------------------------------------------------------------------

---------
         (1) As of the applicable cut-off date, the average current mortgage loan principal balance of the Mortgage Loans is expected to be approximately $409,784.11.



                   Documentation Program for Mortgage Loans

------------------------------------------------------------------------------
                      Number of       Aggregate Principal      Percent of
Type of Program     Mortgage Loans     Balance Outstanding    Mortgage Pool
------------------------------------------------------------------------------
Alternative                 26            $ 10,765,900.00            5.38%
Clues Plus                   2               $ 828,000.00            0.41%
Full                        67            $ 30,270,123.51           15.14%
No Income/No Asset          72            $ 26,832,220.35           13.42%
Reduced                    321           $ 131,278,400.34           65.65%
------------------------------------------------------------------------------
  Total                    488           $ 199,974,644.20          100.00%
------------------------------------------------------------------------------



                         Types of Mortgaged Properties

------------------------------------------------------------------------------
                       Number of       Aggregate Principal      Percent of
Property Type        Mortgage Loans     Balance Outstanding    Mortgage Pool
------------------------------------------------------------------------------
2-4 Family                     2              $ 840,000.00            0.42%
Low-rise Condo                16            $ 6,298,975.02            3.15%
Hi-rise Condo                  1              $ 525,000.00            0.26%
PUD                          134           $ 53,953,823.60           26.98%
Single Family                335          $ 138,356,845.58           69.19%
------------------------------------------------------------------------------
  Total                      488          $ 199,974,644.20          100.00%
------------------------------------------------------------------------------



                              Occupancy Types(1)

------------------------------------------------------------------------------
                         Number of       Aggregate Principal      Percent of
Occupancy Type         Mortgage Loans     Balance Outstanding    Mortgage Pool
------------------------------------------------------------------------------
Investor Property                4            $ 1,511,902.87          0.76%
Primary Residence              479          $ 195,774,553.32         97.90%
Secondary Residence              5            $ 2,688,188.01          1.34%
------------------------------------------------------------------------------
  Total                        488          $ 199,974,644.20        100.00%
------------------------------------------------------------------------------

---------
         (1) Based upon representations of the related Mortgagors at the time of origination.



                         Remaining Terms to Maturity(1)

------------------------------------------------------------------------------
Remaining Term       Number of       Aggregate Principal      Percent of
to Maturity        Mortgage Loans     Balance Outstanding    Mortgage Pool
------------------------------------------------------------------------------
239                          2              $ 653,760.56            0.33%
240                          4            $ 1,263,500.00            0.63%
357                          3            $ 1,209,751.92            0.60%
358                          7            $ 2,977,010.85            1.49%
359                         72           $ 28,706,474.27           14.36%
360                        400          $ 165,164,146.60           82.59%
------------------------------------------------------------------------------
  Total                    488          $ 199,974,644.20          100.00%
------------------------------------------------------------------------------

---------
         (1) As of the applicable cut-off date, the weighted average remaining term to maturity of the Mortgage Loans is expected to be approximately 359 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.


                                           By: /s/ Celia Coulter
                                               -------------------------------
                                               Celia Coulter
                                               Vice President



Dated: March 9, 2001